1 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. FIRST QUARTER 2022 Exhibit 99.2

2Supplemental Q1 2022 CORPORATE INFORMATION Company Profile ... 3 Investor Information ... 4 Equity Research Coverage ................................................................................................................................................................................................ 5 FINANCIALS Key Financial Data ... 6 Condensed Consolidated Balance Sheets ..................................................................................................................................................................... 7 Condensed Consolidated Statements of Income (Loss) ............................................................................................................................................. 8 Debt Summary ... 9 Debt Maturity Schedule ..................................................................................................................................................................................................... 10 Leverage Ratios and Coverage Ratios ............................................................................................................................................................................ 11 Capital Expenditures Summary ........................................................................................................................................................................................ 12 Property Acquisitions and Dispositions Information Since 1/1/22 ............................................................................................................................ 13 Joint Ventures ... 14 Joint Venture - Mountain Industrial REIT LLC ................................................................................................................................................................ 15 Joint Venture - The Industrial Fund REIT LLC ................................................................................................................................................................ 16 Calculation and Reconciliation of NOI and Cash Basis NOI ....................................................................................................................................... 17 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI ...................................................................... 18 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre ........................................................................................................................................ 19 Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders ......................... 20 PORTFOLIO INFORMATION Portfolio Summary by Property Type .............................................................................................................................................................................. 21 Same Property Results of Operations by Property Type ............................................................................................................................................. 22-23 Occupancy and Leasing Summary .................................................................................................................................................................................. 24 Occupancy and Leasing Analysis by Property Type ..................................................................................................................................................... 25 Tenant Credit Characteristics ............................................................................................................................................................................................ 26 Tenants Representing 1% or More of Total Annualized Rental Revenues ............................................................................................................... 27 Five Year Lease Expiration and Reset Schedule by Property Type ........................................................................................................................... 28 Portfolio Lease Expiration Schedule ................................................................................................................................................................................ 29 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS ............................................................................................................................................. 30-31 WARNING CONCERNING FORWARD-LOOKING STATEMENTS .................................................................................................................................................. 32 Table of Contents Please refer to the Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

3Supplemental Q1 2022 Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 219-1460 Stock Exchange Listing: Nasdaq Trading Symbol: Common Shares: ILPT The Company: Industrial Logistics Properties Trust, or ILPT, we, our or us, is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. As of March 31, 2022, our portfolio was comprised of 412 properties containing approximately 59.7 million rentable square feet located in 39 states, including 226 buildings, leasable land parcels and easements containing approximately 16.7 million rentable square feet that are primarily industrial lands located on the island of Oahu, HI, and 186 properties containing approximately 43.0 million rentable square feet located in 38 other states. As of March 31, 2022, we also owned a 61% equity interest in a consolidated joint venture, which owns 93 properties located in 27 states containing approximately 20.8 million square feet, and a 22% equity interest in an unconsolidated joint venture, which owns 18 properties located in 12 states containing approximately 11.7 million rentable square feet. ILPT is a component of 144 market indices and it comprises more than 1% of the following indices as of March 31, 2022: Invesco S&P SmallCap Low Volatility ETF INAV Index (XSLVIV), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), Hoya Capital High Dividend Yield Index (GTR) (RIET), and the Invesco S&P SmallCap 600 Equal Weight ETF INAV Index (EWSCIV). Management: ILPT is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of March 31, 2022, RMR had more than $37.0 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, nearly 2,200 properties and approximately 37,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at a lower cost than we would have to pay for similar quality services if we were self managed. Key Data (as of and for the three months ended March 31, 2022): (dollars and sq. ft. in 000s) Total properties 412 Total sq. ft. 59,736 Percent leased 98.9% Q1 2022 Rental income $ 71,375 Q1 2022 Net loss $ (9,787) Q1 2022 Net loss attributable to common shareholders $ (6,514) Q1 2022 Normalized FFO attributable to common shareholders $ 27,603 Company Profile RETURN TO TABLE OF CONTENTS

4Supplemental Q1 2022 Investor Information Board of Trustees Bruce M. Gans Lisa Harris Jones Joseph L. Morea Lead Independent Trustee Independent Trustee Independent Trustee John G. Murray Kevin C. Phelan Adam D. Portnoy Managing Trustee Independent Trustee Chair of the Board & Managing Trustee June S. Youngs Independent Trustee Executive Officers Yael Duffy Richard W. Siedel, Jr. President and Chief Operating Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Industrial Logistics Properties Trust Financial, investor and media inquiries should be directed to Two Newton Place Kevin Barry, Director, Investor Relations, 255 Washington Street, Suite 300 at (617) 658-0776 or kbarry@ilptreit.com. Newton, MA 02458-1634 (t) (617) 219-1460 (email) info@ilptreit.com (website) www.ilptreit.com RETURN TO TABLE OF CONTENTS 3800 Midlink Drive Kalamazoo, MI 158,497 Square Feet

5Supplemental Q1 2022 ILPT is followed by the analysts listed here. Please note that any opinions, estimates or forecasts regarding ILPT’s performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. Equity Research Coverage B. Riley Securities, Inc. BTIG Bryan Maher Thomas Catherwood bmaher@brileyfin.com tcatherwood@btig.com (646) 885-5423 (212) 738-6140 Berenberg Capital Markets JMP Securities Connor Siversky Aaron Hecht connor.siversky@berenberg-us.com ahecht@jmpsecurities.com (646) 949-9037 (415) 835-3963 BofA Securities RBC Capital Markets James Feldman Michael Carroll james.feldman@baml.com michael.carroll@rbccm.com (646) 855-5808 (440) 715-2649 RETURN TO TABLE OF CONTENTS 32150 Just Imagine Drive Avon, OH 644,850 Square Feet

6Supplemental Q1 2022 (dollars in thousands, except per share data) As of and For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Selected Balance Sheet Data: Total gross assets $ 6,286,275 $ 2,076,048 $ 2,212,938 $ 2,091,331 $ 2,058,022 Total assets $ 6,103,793 $ 1,908,558 $ 2,048,095 $ 1,934,687 $ 1,909,019 Total liabilities $ 4,499,824 $ 870,516 $ 1,052,066 $ 935,611 $ 907,803 Total equity $ 1,603,969 $ 1,038,042 $ 996,029 $ 999,076 $ 1,001,216 Selected Income Statement Data: Rental income $ 71,375 $ 56,496 $ 54,981 $ 54,180 $ 54,217 Net (loss) income $ (9,787) $ 63,207 $ 18,307 $ 18,831 $ 19,337 Net (loss) income attributable to common shareholders $ (6,514) $ 63,207 $ 18,307 $ 18,831 $ 19,337 NOI $ 55,167 $ 43,771 $ 42,947 $ 42,350 $ 41,994 Adjusted EBITDAre $ 52,532 $ 42,162 $ 41,154 $ 40,862 $ 40,502 FFO attributable to common shareholders $ 8,102 $ 31,228 $ 30,278 $ 29,955 $ 30,670 Normalized FFO attributable to common shareholders $ 27,603 $ 31,714 $ 30,278 $ 30,601 $ 30,670 Per Common Share Data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.10) $ 0.97 $ 0.28 $ 0.29 $ 0.30 FFO attributable to common shareholders $ 0.12 $ 0.48 $ 0.46 $ 0.46 $ 0.47 Normalized FFO attributable to common shareholders $ 0.42 $ 0.49 $ 0.46 $ 0.47 $ 0.47 Dividends: Annualized dividends paid per share $ 1.32 $ 1.32 $ 1.32 $ 1.32 $ 1.32 Annualized dividend yield (at end of period) 5.8% 5.3% 5.2% 5.0% 5.7% Normalized FFO attributable to common shareholders payout ratio 78.6% 67.3% 71.7% 70.2% 70.2% Key Financial Data RETURN TO TABLE OF CONTENTS 900 Commerce Parkway West Drive Greenwood, IN 294,388 Square Feet

7Supplemental Q1 2022 Condensed Consolidated Balance Sheets March 31, December 31, 2022 2021 ASSETS Real estate properties: Land $ 1,026,237 $ 699,037 Buildings and improvements 3,524,573 1,049,796 Total real estate properties, gross 4,550,810 1,748,833 Accumulated depreciation (182,482) (167,490) Total real estate properties, net 4,368,328 1,581,343 Assets of properties held for sale 731,964 — Investment in unconsolidated joint venture 143,428 143,021 Acquired real estate leases, net 282,314 63,441 Cash and cash equivalents 275,075 29,397 Restricted cash 146,354 — Rents receivable, including straight line rents of $70,253 and $69,173, respectively 77,443 75,877 Other assets, net 78,887 15,479 Total assets $ 6,103,793 $ 1,908,558 LIABILITIES AND EQUITY Revolving credit facility $ — $ 182,000 Bridge loan facility 1,356,606 — Mortgage notes payable, net 3,031,819 646,124 Liabilities of properties held for sale 10,516 — Assumed real estate lease obligations, net 25,943 12,435 Accounts payable and other liabilities 68,863 27,772 Due to related persons 6,077 2,185 Total liabilities 4,499,824 870,516 Commitments and contingencies Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,403,859 and 65,404,592 shares issued and outstanding, respectively 654 654 Additional paid in capital 1,012,622 1,012,224 Cumulative net income 337,394 343,908 Cumulative other comprehensive income 3,908 — Cumulative common distributions (340,328) (318,744) Total equity attributable to common shareholders 1,014,250 1,038,042 Noncontrolling interest: Total equity attributable to noncontrolling interest 589,719 — Total equity 1,603,969 1,038,042 Total liabilities and equity $ 6,103,793 $ 1,908,558 (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS 2020 Joe B. Jackson Parkway Murfreesboro, TN 1,016,281 Square Feet

8Supplemental Q1 2022 Condensed Consolidated Statements of Income (Loss) Three Months Ended March 31, 2022 2021 Rental income $ 71,375 $ 54,217 Expenses: Real estate taxes 9,436 7,247 Other operating expenses 6,772 4,976 Depreciation and amortization 22,878 12,678 General and administrative 6,077 3,756 Total expenses 45,163 28,657 Realized gain on sale of equity securities 1,232 — Unrealized gain on equity securities 2,460 — Dividend income 478 — Interest expense (including net amortization of debt issuance costs, premiums and discounts of $20,321 and $505, respectively) (40,999) (8,741) Loss on early extinguishment of debt (828) — Income (loss) before income tax expense and equity in earnings of investees (11,445) 16,819 Income tax expense (69) (63) Equity in earnings of investees 1,727 2,581 Net (loss) income (9,787) 19,337 Net loss attributable to noncontrolling interest 3,273 — Net (loss) income attributable to common shareholders $ (6,514) $ 19,337 Weighted average common shares outstanding - basic 65,212 65,139 Weighted average common shares outstanding - diluted 65,212 65,177 Per common share data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.10) $ 0.30 Additional Data: General and administrative expenses / total assets (at end of period) 0.1% 0.2% Non-cash straight line rent adjustments included in rental income $ 1,156 $ 2,044 Lease value amortization included in rental income $ 320 $ 180 Lease termination fees included in rental income $ — $ 507 (amounts in thousands, except percentage data and per share data) RETURN TO TABLE OF CONTENTS 10100 89th Avenue N Maple Grove, MN 319,062 Square Feet

9Supplemental Q1 2022 (1) Interest rates are as of March 31, 2022. (2) Principal balance excludes unamortized debt issuance costs related to these debts. Total debt outstanding as of March  31, 2022, including unamortized debt issuance costs totaling $68,383, was $4,388,425. (3) We have a Bridge Loan facility, which has a maturity date of March 9, 2023 and requires interest to be paid at a rate of SOFR plus a premium of 1.75% for the mortgage portion of the facility and a premium of 8.0% for the Mezzanine portion of the facility. Principal balance represents the amount outstanding under our Bridge Loan facility as of March 31, 2022 and excludes any exit or make-whole fees that may be due upon refinancing. We have also purchased an interest rate cap for the duration of this loan with a 2.70% strike rate. (4) Mountain is Mountain Industrial REIT LLC. See page 14 for more information. (5) Our consolidated joint venture, in which we have a 61% interest, has a $1.4 billion secured floating rate loan secured by 82 properties owned by this consolidated joint venture, with an original maturity date of March 9, 2024, subject to three, one year extension options, and requires interest to be paid at a rate of SOFR plus a premium of 2.77%. Interest rate is as of March 31, 2022. We have also purchased an interest rate cap through March 2024 with a SOFR strike rate equal to 3.40%. Current Interest Principal Maturity Due at Years to Entity Type Secured By: Rate (1) Balance (2) Date Maturity Maturity ILPT Bridge Loan Facility (3) 109 Mainland Properties 3.214% $ 1,385,158 2/24/2023 $ 1,385,158 0.9 ILPT Fixed Rate - Interest only 186 Hawaii Properties 4.310% 650,000 2/7/2029 650,000 6.9 ILPT Fixed Rate - Interest only 17 Mainland Properties 4.417% 700,000 3/9/2032 700,000 10.0 Mountain (4) Floating Rate - Interest only (5) 82 Mainland Properties 3.060% 1,400,000 3/9/2024 (5) 1,400,000 1.9 (5) Mountain (4) Fixed Rate - Amortizing One Mainland Property 3.670% 13,644 5/1/2031 — 9.1 Mountain (4) Fixed Rate - Amortizing One Mainland Property 3.100% 27,446 6/1/2035 — 13.2 Mountain (4) Fixed Rate - Amortizing One Mainland Property 3.560% 15,585 9/1/2030 — 8.4 Mountain (4) Fixed Rate - Amortizing One Mainland Property 4.130% 45,534 11/1/2033 — 11.6 Mountain (4) Fixed Rate - Amortizing One Mainland Property 4.140% 15,032 7/1/2032 — 10.3 Mountain (4) Fixed Rate - Amortizing One Mainland Property 4.020% 32,634 10/1/2033 — 11.5 Mountain (4) Fixed Rate - Amortizing One Mainland Property 3.770% 5,290 4/1/2030 — 8.0 Mountain (4) Fixed Rate - Amortizing One Mainland Property 3.850% 5,594 4/1/2030 — 8.0 Mountain (4) Fixed Rate - Amortizing One Mainland Property 2.950% 44,042 1/1/2036 — 13.8 Mountain (4) Fixed Rate - Amortizing One Mainland Property 4.270% 47,742 11/1/2037 — 15.6 Mountain (4) Fixed Rate - Amortizing One Mainland Property 3.250% 54,012 1/1/2038 — 15.8 Mountain (4) Fixed Rate - Amortizing One Mainland Property 3.760% 15,095 10/1/2028 — 6.5 Total / weighted average debt 3.547% $ 4,456,808 $ 4,135,158 4.4 Debt Summary RETURN TO TABLE OF CONTENTS (dollars in thousands) As of March 31, 2022

10Supplemental Q1 2022 (1) Principal balance excludes unamortized debt issuance costs related to these debts. Total debt outstanding as of March 31, 2022, including unamortized debt issuance costs totaling $68,383, was $4,388,425. (2) The Floating Rate Loan matures in March 2024, subject to three, one year extension options. Debt Maturity Schedule (1) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of March 31, 2022 $( Th ou sa nd s) $1,385,158 $1,400,000 $16,288 $22,428 $23,268 $24,141 $25,047 $25,988 $26,532 $675,325 $24,686 $22,412 $785,536 Bridge Loan Facility Secured Floating Rate Debt Secured Fixed Rate Debt 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 and thereafter $0 $250,000 $500,000 $750,000 $1,000,000 $1,250,000 $1,500,000 2020 Joe B. Jackson Parkway Murfreesboro, TN 1,016,281 Square Feet (2) (2)

11Supplemental Q1 2022 As of and For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Leverage Ratios: Net debt / total gross assets 64.2% 38.7% 43.4% 41.3% 40.9% Net debt / gross book value of real estate assets 76.4% 42.3% 45.7% 43.2% 42.8% Net debt / total market capitalization 67.9% 32.5% 36.0% 33.2% 35.4% Secured debt / total assets 73.0% 34.1% 31.7% 33.6% 34.0% Variable rate debt / net debt 69.0% 22.7% 36.9% 28.3% 25.8% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 13.2x 4.8x 5.8x 5.3x 5.2x Adjusted EBITDAre / interest expense 1.4x 4.6x 4.5x 4.7x 4.6x Leverage Ratios and Coverage Ratios RETURN TO TABLE OF CONTENTS 17001 West Mercury Street Gardner, KS 645,462 Square Feet

12Supplemental Q1 2022 (dollars in thousands) For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Tenant improvements and leasing costs $ 3,361 $ 2,736 $ 1,819 $ 441 $ 823 Building improvements 110 1,315 1,625 560 232 Recurring capital expenditures 3,471 4,051 3,444 1,001 1,055 Development, redevelopment and other activities 294 556 — 104 — Total capital expenditures $ 3,765 $ 4,607 $ 3,444 $ 1,105 $ 1,055 Capital Expenditures Summary RETURN TO TABLE OF CONTENTS 7303 Rickenbacker Parkway W Columbus, OH 357,504 Square Feet

13Supplemental Q1 2022 Property Acquisitions and Dispositions Information Since 1/1/2022 (dollars and sq. ft. in thousands, except per sq. ft. data) Acquisitions: Dispositions: Weighted Average Percent Purchase Remaining Leased Date Market Number of Purchase Price / Cap Lease Term at Acquired Area Properties Sq. Ft. Price Sq. Ft. Rate in Years Acquisition Major Tenants February 2022 Various 124 25,745 $ 3,734,485 $ 145 4.5% 8.0 97.9% Various Total / Weighted Average 124 25,745 $ 3,734,485 $ 145 4.5% 8.0 97.9% RETURN TO TABLE OF CONTENTS We have not disposed of any properties since January 1, 2022.

14Supplemental Q1 2022 Joint Ventures (dollars and sq. ft. in thousands) Investment in Joint Ventures: Three Months Ended March 31, 2022 ILPT Joint Joint ILPT Number of Number of Square Carrying Value at Venture Venture Joint Venture Ownership Presentation Properties States Feet March 31, 2022 EBITDAre FFO Mountain Industrial REIT LLC 61% Consolidated 93 27 20,755 N/A $ 10,371 (1) $ 3,443 (1) The Industrial Fund REIT LLC 22% Unconsolidated 18 12 11,726 $ 143,428 $ 11,626 $ 8,006 (1) Represents data for the period from February 25, 2022 (formation date of the joint venture) to March 31, 2022. (2) Includes the interest rate stated in, or determined pursuant to, the contract terms. (3) Reflects the entire balance of the debt secured by the respective properties. (4) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the joint venture as of March 31, 2022. (5) The mortgage loans require interest-only payments until their respective maturity dates. (6) Our consolidated joint venture, in which we have a 61% interest, has a $1.4 billion secured floating rate loan secured by 82 properties owned by this consolidated joint venture, with an original maturity date of March 9, 2024 subject to three, one year extension options and requires interest to be paid at a rate of SOFR plus a premium of 2.77%. Interest rate is as of March 31, 2022. We have also purchased an interest rate cap through March 2024 with a SOFR strike rate equal to 3.40%. Joint Venture Debt: As of March 31, 2022 ILPT Share of Coupon Interest Maturity Principal Balance ILPT Principal Balance (4) Joint Venture Secured Debt (2) Rate (2) Date at March 31, 2022 (3) Ownership at March 31, 2022 Mountain Industrial REIT LLC (4) 82 Properties (6) 3.060% 3/9/2024 (6) $ 1,400,000 61% $ 854,000 Mountain Industrial REIT LLC One Property 3.670% 5/1/2031 13,644 61% 8,323 Mountain Industrial REIT LLC One Property 3.100% 6/1/2035 27,446 61% 16,742 Mountain Industrial REIT LLC One Property 3.560% 9/1/2030 15,585 61% 9,507 Mountain Industrial REIT LLC One Property 4.130% 11/1/2033 45,534 61% 27,776 Mountain Industrial REIT LLC One Property 4.140% 7/1/2032 15,032 61% 9,170 Mountain Industrial REIT LLC One Property 4.020% 10/1/2033 32,634 61% 19,907 Mountain Industrial REIT LLC One Property 3.770% 4/1/2030 5,290 61% 3,227 Mountain Industrial REIT LLC One Property 3.850% 4/1/2030 5,594 61% 3,412 Mountain Industrial REIT LLC One Property 2.950% 1/1/2036 44,042 61% 26,866 Mountain Industrial REIT LLC One Property 4.270% 11/1/2037 47,742 61% 29,123 Mountain Industrial REIT LLC One Property 3.250% 1/1/2038 54,012 61% 32,947 Mountain Industrial REIT LLC One Property 3.760% 10/1/2028 15,095 61% 9,208 The Industrial Fund REIT LLC One Property 3.600% 10/1/2023 56,980 22% 12,536 The Industrial Fund REIT LLC 11 Properties 3.330% 11/7/2029 350,000 22% 77,000 $ 2,128,630 $ 1,139,744

15Supplemental Q1 2022 Joint Venture - Mountain Industrial REIT LLC (dollars and sq. ft. in thousands) Number of Leases Expiring 4 7 6 7 10 12 37 % of Total Annualized Rental Revenues Expiring 3.0% 5.0% 4.0% 7.9% 5.3% 12.0% 62.8% Joint Venture Lease Expiration Schedule As of March 31, 2022 RETURN TO TABLE OF CONTENTS 21200 Spring Plaza Drive Spring, TX 181,178 Square Feet Major Tenants of Consolidated Joint Venture % of Annualized Rental Tenant Revenues of Joint Venture FedEx Corporation/ FedEx Ground Package System, Inc. 55.9% Amazon.com, Inc. 7.3% Home Depot U.S.A., Inc. 4.8% Shaw Industries, Inc. 2.6% UGN, Inc. 2.6% Geographic Diversification (1) (1) Based on the aggregate annualized rental revenues of our consolidated joint venture as of March 31, 2022. GA: 11.3% TX: 9.9% OH: 8.9% IN: 8.5% NC: 6.2% FL: 5.3%IL: 5.0% MI: 4.8% NJ: 4.2% MS: 3.6% KS: 3.6% 16 Other States: 28.7%

16Supplemental Q1 2022 Joint Venture - The Industrial Fund REIT LLC (dollars and sq. ft. in thousands) Number of Leases Expiring 1 4 3 2 4 3 6 % of Total Annualized Rental Revenues Expiring 0.7% 6.0% 10.4% 9.4% 19.6% 8.8% 45.1% Joint Venture Lease Expiration Schedule As of March 31, 2022 RETURN TO TABLE OF CONTENTS 21200 Spring Plaza Drive Spring, TX 181,178 Square Feet Major Tenants of Unconsolidated Joint Venture % of Annualized Rental Tenant Revenues of Joint Venture Amazon.com, Inc. 38.6% The Procter & Gamble Distributing LLC 14.3% SKF USA Inc. 6.1% Subaru of America, Inc. 5.5% Cummins Inc. 4.9% Geographic Diversification (1) (1) Based on the aggregate annualized rental revenues of our unconsolidated joint venture as of March 31, 2022. IN: 23.5% OH: 17.8% FL: 14.4% AZ: 7.4% VA: 7.0% MO: 6.1% MS: 6.0% KY: 4.9% IA: 4.6% TN: 3.4% MD: 3.0% PA: 1.9%

17Supplemental Q1 2022 Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands) For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Calculation of NOI and Cash Basis NOI: Rental income $ 71,375 $ 56,496 $ 54,981 $ 54,180 $ 54,217 Real estate taxes (9,436) (7,781) (7,617) (7,489) (7,247) Other operating expenses (6,772) (4,944) (4,417) (4,341) (4,976) NOI 55,167 43,771 42,947 42,350 41,994 Non-cash straight line rent adjustments included in rental income (1,156) (1,590) (1,678) (1,951) (2,044) Lease value amortization included in rental income (320) (256) (174) (171) (180) Lease termination fees included in rental income — — — (5) (507) Cash Basis NOI $ 53,691 $ 41,925 $ 41,095 $ 40,223 $ 39,263 Reconciliation of Net (Loss) Income to NOI and Cash Basis NOI: Net (loss) income $ (9,787) $ 63,207 $ 18,307 $ 18,831 $ 19,337 Equity in earnings of investees (1,727) (35,463) (998) (1,876) (2,581) Income tax expense 69 96 72 42 63 Income (loss) before income tax expense and equity in earnings of investees (11,445) 27,840 17,381 16,997 16,819 Loss on early extinguishment of debt 828 — — — — Interest expense 40,999 9,157 9,084 8,643 8,741 Realized gain on sale of equity securities and dividend income (1,710) — — — — Unrealized gain on equity securities (2,460) — — — — Gain on sale of real estate — (11,114) (940) — — General and administrative 6,077 4,006 4,728 4,234 3,756 Acquisition and certain other transaction costs — 486 — 646 — Depreciation and amortization 22,878 13,396 12,694 11,830 12,678 NOI 55,167 43,771 42,947 42,350 41,994 Non-cash straight line rent adjustments included in rental income (1,156) (1,590) (1,678) (1,951) (2,044) Lease value amortization included in rental income (320) (256) (174) (171) (180) Lease termination fees included in rental income — — — (5) (507) Cash Basis NOI $ 53,691 $ 41,925 $ 41,095 $ 40,223 $ 39,263 RETURN TO TABLE OF CONTENTS 158 West Yard Road Feura Bush, NY 354,000 Square Feet

18Supplemental Q1 2022 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI (dollars in thousands) Three Months Ended March 31, 2022 2021 Reconciliation of NOI to Same Property NOI : Rental income $ 71,375 $ 54,217 Real estate taxes (9,436) (7,247) Other operating expenses (6,772) (4,976) NOI 55,167 41,994 Less: NOI of properties not included in same property results (15,212) (1,400) Same property NOI $ 39,955 $ 40,594 Calculation of Same Property Cash Basis NOI : Same property NOI $ 39,955 $ 40,594 Less: Non-cash straight line rent adjustments included in rental income (658) (2,023) Lease value amortization included in rental income (238) (180) Lease termination fees included in rental income — (507) Same property Cash Basis NOI $ 39,059 $ 37,884 RETURN TO TABLE OF CONTENTS 6825 West County Road 400 North Greenfield, IN 245,041 Square Feet

19Supplemental Q1 2022 Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre (dollars in thousands) For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Net (loss) income $ (9,787) $ 63,207 $ 18,307 $ 18,831 $ 19,337 Interest expense 40,999 9,157 9,084 8,643 8,741 Income tax expense 69 96 72 42 63 Depreciation and amortization 22,878 13,396 12,694 11,830 12,678 EBITDA 54,159 85,856 40,157 39,346 40,819 Gain on sale of real estate — (11,114) (940) — — Equity in earnings of unconsolidated joint venture (1,727) (35,463) (998) (1,876) (2,581) Share of EBITDAre from unconsolidated joint venture 2,558 2,000 2,022 1,966 2,025 Realized gain on sale of equity securities (1,232) — — — — Unrealized gain on equity securities (2,460) — — — — EBITDAre 51,298 41,279 40,241 39,436 40,263 Plus: acquisition and certain other transaction related costs — 486 — 646 — Plus: general and administrative expense paid in common shares (1) 406 397 913 780 239 Plus: loss on early extinguishment of debt 828 — — — — Adjusted EBITDAre $ 52,532 $ 42,162 $ 41,154 $ 40,862 $ 40,502 (1) Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR LLC. RETURN TO TABLE OF CONTENTS 9780 Mopar Drive Streetsboro, OH 368,060 Square Feet

20Supplemental Q1 2022 Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders (dollars and shares in thousands, except per share data) For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 06/31/2021 3/31/2021 Net (loss) income attributable to common shareholders $ (6,514) $ 63,207 $ 18,307 $ 18,831 $ 19,337 Depreciation and amortization 22,878 13,396 12,694 11,830 12,678 Equity in earnings of unconsolidated joint venture (1,727) (35,463) (998) (1,876) (2,581) Realized gain on sale of equity securities (1,232) — — — — Unrealized gain on equity securities (2,460) — — — — Share of FFO from unconsolidated joint venture 1,761 1,202 1,215 1,170 1,236 Gain on sale of real estate — (11,114) (940) — — FFO adjustments attributable to noncontrolling interest (4,604) — — — — FFO attributable to common shareholders 8,102 31,228 30,278 29,955 30,670 Loss on early extinguishment of debt 828 — — — — Acquisition and certain other transaction costs (1) 18,673 486 — 646 — Normalized FFO attributable to common shareholders $ 27,603 $ 31,714 $ 30,278 $ 30,601 $ 30,670 Weighted average common shares outstanding - basic 65,212 65,212 65,178 65,146 65,139 Weighted average common shares outstanding - diluted 65,212 65,231 65,230 65,207 65,177 Per Common Share Data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.10) $ 0.97 $ 0.28 $ 0.29 $ 0.30 FFO attributable to common shareholders $ 0.12 $ 0.48 $ 0.46 $ 0.46 $ 0.47 Normalized FFO attributable to common shareholders $ 0.42 $ 0.49 $ 0.46 $ 0.47 $ 0.47 RETURN TO TABLE OF CONTENTS 12385 Crossroad Drive Olive Branch, MS 861,545 Square Feet (1) Amounts for the quarter ended March 31, 2022 represent finance fees related to the Bridge Loan facility.

21Supplemental Q1 2022 Portfolio Summary By Property Type (dollars and sq. ft. in thousands) (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. As of and For the Three Months Ended March 31, 2022 Mainland Hawaii Key Statistics Properties Properties (1) Total Properties 186 226 412 Percent of total 45.1% 54.9% 100.0% Total square feet 43,007 16,729 59,736 Percent of total 72.0% 28.0% 100.0% Leased square feet 42,555 16,504 59,059 Percent leased 98.9% 98.7% 98.9% Rental income $ 44,705 $ 26,670 $ 71,375 Percent of total 62.6% 37.4% 100.0% NOI $ 35,873 $ 19,294 $ 55,167 Percent of total 65.0% 35.0% 100.0% Cash Basis NOI $ 34,905 $ 18,786 $ 53,691 Percent of total 65.0% 35.0% 100.0% RETURN TO TABLE OF CONTENTS 1360 Pali Highway Honolulu, HI 126,773 Square Feet

22Supplemental Q1 2022 (dollars and sq. ft. in thousands) As of and For the Three Months Ended 3/31/2022 3/31/2021 Properties: Mainland Properties 60 60 Hawaii Properties 226 226 Total 286 286 Square Feet (1): Mainland Properties 16,905 16,902 Hawaii Properties 16,729 16,756 Total 33,634 33,658 Percent Leased (2): Mainland Properties 100.0% 100.0% Hawaii Properties 98.6% 97.0% Total 99.3% 98.5% Rental income: Mainland Properties $ 25,439 $ 25,176 Hawaii Properties 26,670 27,235 Total $ 52,109 $ 52,411 (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. Same Property Results of Operations By Property Type RETURN TO TABLE OF CONTENTS 4170 Columbia Road Lebanon, OH 51,130 Square Feet

23Supplemental Q1 2022 As of and For the Three Months Ended 3/31/2022 3/31/2021 NOI: Mainland Properties $ 20,662 $ 20,602 Hawaii Properties 19,293 19,992 Total $ 39,955 $ 40,594 Cash Basis NOI: Mainland Properties $ 20,274 $ 19,897 Hawaii Properties 18,785 17,987 Total $ 39,059 $ 37,884 NOI % Change: Mainland Properties 0.3 % Hawaii Properties -3.5 % Total -1.6 % Cash Basis NOI % Change: Mainland Properties 1.9 % Hawaii Properties 4.4 % Total 3.1 % Same Property Results of Operations by Property Type (Cont.) (dollars in thousands) RETURN TO TABLE OF CONTENTS 101 North Campus Drive Imperial, PA 125,860 Square Feet

24Supplemental Q1 2022 (dollars and sq. ft. in thousands, except per sq. ft. data) As of and For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Properties 412 288 294 291 289 Total sq. ft. (3) 59,736 33,991 36,488 35,201 34,870 Square feet leased 59,059 33,713 36,120 34,833 34,366 Percentage leased 98.9% 99.2% 99.0% 99.0% 98.6% Leasing Activity (Sq. Ft.): New leases 281 152 17 114 273 Renewals 548 1,076 754 371 347 Rent resets 56 336 47 79 — Total 885 1,564 818 564 620 % Change in GAAP Rent: New leases 60.9% 22.4% 24.2% 12.3% 11.7% Renewals 15.7% 6.3% 19.3% 14.7% 18.5% Rent resets 35.8% 32.1% 34.5% 37.4% —% Weighted average (by square feet) 27.9% 15.1% 20.5% 17.9% 16.0% Leasing Costs and Concession Commitments (4): New leases $ 2,355 $ 1,039 $ 21 $ 691 $ 1,964 Renewals 2,417 2,431 2,505 600 1,292 Total $ 4,772 $ 3,470 $ 2,526 $ 1,291 $ 3,256 Leasing Costs and Concession Commitments per Sq. Ft. (5): New leases $ 8.38 $ 6.84 $ 1.20 $ 6.06 $ 7.20 Renewals $ 4.41 $ 2.26 $ 3.33 $ 1.62 $ 3.72 Total $ 5.76 $ 2.83 $ 3.28 $ 2.66 $ 5.25 Weighted Average Lease Term by Sq. Ft. (Years): New leases 12.6 15.3 8.3 11.8 8.5 Renewals 6.9 9.5 8.2 6.3 14.2 Total 8.9 10.2 8.2 7.6 11.7 Leasing Costs and Concession Commitments per Sq. Ft. per Year (4) (5): New leases $ 0.66 $ 0.45 $ 0.15 $ 0.51 $ 0.85 Renewals $ 0.64 $ 0.24 $ 0.41 $ 0.26 $ 0.26 Total $ 0.65 $ 0.28 $ 0.40 $ 0.35 $ 0.45 (1) This leasing summary is based on leases entered into during the periods indicated. (2) Excludes properties owned by an unconsolidated joint venture. See page 14 for additional information regarding this joint venture. (3) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. (5) Amounts are per square foot per year for the weighted average lease term by leased square feet. Occupancy and Leasing Summary (1) (2) RETURN TO TABLE OF CONTENTS

25Supplemental Q1 2022 Occupancy and Leasing Analysis by Property Type (sq. ft. in thousands) Sq. Ft. Leased New and As of 12/31/2021 Expired Renewal Acquisitions / As of 3/31/2022 Property Type 12/31/2021 % Leased (2) Leases Leases (Sales) 3/31/2022 % Leased Mainland Properties 17,262 100.0% (402) 402 25,293 42,555 98.9 % Hawaii Properties 16,451 98.3% (374) 427 — 16,504 98.7 % Total 33,713 99.2% (776) 829 25,293 59,059 98.9% (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. RETURN TO TABLE OF CONTENTS Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 3/31/2022 Property Type 3/31/2022 New Renewals Total Mainland Properties 43,007 — 402 402 Hawaii Properties 16,729 281 146 427 Total 59,736 281 548 829

26Supplemental Q1 2022 As of March 31, 2022 Mainland Properties % of Annualized Rental Revenues Investment Grade Rated: 20.9% Subsidiaries of Investment Grade Rated Parent Entities: 51.5% Other Unrated or Non-Investment Grade: 27.6% Investment Grade Rated: 18.1% Subsidiaries of Investment Grade Rated Parent Entities: 38.9% Other Leased Hawaii Lands: 20.3% Other Unrated or Non-Investment Grade: 22.7% Consolidated Properties % of Annualized Rental Revenues % of Annualized Rental Revenues Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 20.9% 18.1% Subsidiaries of investment grade rated parent entities 51.5% 38.9% Other leased Hawaii lands —% 20.3% Subtotal investment grade rated, subsidiaries of investment grade rated parent entities and other leased Hawaii lands 72.4% 77.3% Other unrated or non-investment grade 27.6% 22.7% 100.0% 100.0% Tenant Credit Characteristics RETURN TO TABLE OF CONTENTS 725 Darlington Avenue Mahwah, NJ 167,424 Square Feet

27Supplemental Q1 2022 % of Total No. of Leased % of Total Annualized Rental Tenant States Properties Sq. Ft. (1) Leased Sq. Ft. (1) Revenues 1 Federal Express Corporation/ FedEx Ground Package System, Inc. AL, AR, CO, FL, GA, HI, IA, ID, IL, IN, KS, LA, MD, MI, MN, MO, MS, NC, ND, NE, NJ, NV, NY, OH, OK, PA, SC, TN, TX, UT, VA, VT, WA, WI 83 12,883 21.8% 29.6% 2 Amazon.com Services, Inc./ Amazon.com Services LLC AL,IN, OK, SC, TN, VA 8 4,539 7.7% 7.0% 3 Home Depot U.S.A., Inc. GA, IL 2 829 1.4% 1.8% 4 UPS Supply Chain Solutions, Inc. NH, NY 3 794 1.3% 1.6% 5 Restoration Hardware, Inc. MD 1 1,195 2.0% 1.6% 6 Servco Pacific, Inc. HI 7 629 1.1% 1.5% 7 American Tire Distributors, Inc. CO, LA, NE, NY, OH 5 722 1.2% 1.3% 8 Par Hawaii Refining, LLC HI 3 3,148 5.3% 1.2% 9 TD SYNNEX Corporation OH 2 939 1.6% 1.2% 10 EF Transit, Inc. IN 1 535 0.9% 1.0% 11 Shaw Industries, Inc. GA 1 832 1.4% 1.0% 12 Mercedes Benz US International, Inc. AL 1 530 0.9% 1.0% 13 UGN, Inc. OH, SC 2 703 1.2% 1.0% 119 28,278 47.8% 50.8% Tenants Representing 1% or More of Total Annualized Rental Revenues RETURN TO TABLE OF CONTENTS As of March 31, 2022 (sq. ft. in thousands) 4000 Principio Parkway North East, MD 1,194,744 Square Feet

28Supplemental Q1 2022 2027 and Total 2022 2023 2024 2025 2026 Thereafter Mainland Properties Expirations: Total sq. ft. 43,007 Leased sq. ft. 42,555 833 3,728 4,216 4,207 2,366 27,205 Percent 2.0% 8.7% 9.9% 9.9% 5.6% 63.9% Annualized rental revenues $ 295,215 $ 6,136 $ 23,145 $ 27,820 $ 24,007 $ 16,275 $ 197,941 Percent 2.1% 7.8% 9.4% 8.1% 5.5% 67.1% Hawaii Properties Expirations: Total sq. ft. 16,729 Leased sq. ft. 16,504 1,144 440 2,836 250 397 11,437 Percent 6.9% 2.7% 17.2% 1.5% 2.4% 69.3% Annualized rental revenues $ 110,850 $ 8,536 $ 2,818 $ 7,397 $ 1,462 $ 4,002 $ 86,635 Percent 7.7% 2.5% 6.7% 1.3% 3.6% 78.2% Total Expirations: Total sq. ft. 59,736 Leased sq. ft. 59,059 1,977 4,168 7,052 4,457 2,763 38,642 Percent 3.3% 7.1% 11.9% 7.5% 4.7% 65.5% Annualized rental revenues $ 406,174 $ 14,672 $ 25,963 $ 35,217 $ 25,469 $ 20,277 $ 284,576 Percent 3.6% 6.4% 8.7% 6.3% 5.0% 70.0% Next Scheduled Rent Resets at Hawaii Properties: Reset sq. ft. 4,114 138 370 192 454 154 2,806 Percent (1) 0.8% 2.2% 1.2% 2.8% 0.9% 17.0% Annualized rental revenues $ 26,336 $ 1,132 $ 2,085 $ 1,266 $ 3,103 $ 1,296 $ 17,454 Percent (1) 1.0% 1.9% 1.1% 2.8% 1.2% 15.7% (1) Percent based on Hawaii Properties leased square feet and Hawaii Properties annualized rental revenues for Hawaii Properties. Five Year Lease Expiration and Reset Schedule by Property Type RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands) As of March 31, 2022 945 Monument Drive Lebanon, IN 962,500 Square Feet

29Supplemental Q1 2022 Cumulative % of Total Cumulative % % of Total % of Total Leased Leased of Total Leased Annualized Annualized Annualized Number of Square Feet Square Feet Square Feet Rental Revenues Rental Revenues Rental Revenues Period / Year Tenants Expiring Expiring Expiring Expiring Expiring Expiring 4/1/2022-12/31/2022 38 1,977 3.3% 3.3% $ 14,672 3.6% 3.6% 2023 40 4,147 7.0% 10.3% 25,963 6.4% 10.0% 2024 48 7,052 11.9% 22.2% 35,217 8.7% 18.7% 2025 29 4,457 7.5% 29.7% 25,469 6.3% 25.0% 2026 22 2,763 4.7% 34.4% 20,277 5.0% 30.0% 2027 31 8,216 13.9% 48.3% 47,833 11.8% 41.8% 2028 27 4,749 8.0% 56.3% 33,377 8.2% 50.0% 2029 17 3,428 5.8% 62.1% 16,531 4.1% 54.1% 2030 14 2,155 3.6% 65.7% 18,026 4.4% 58.5% 2031 16 3,265 5.5% 71.2% 24,570 6.1% 64.6% Thereafter 117 16,850 28.8% 100.0% 144,239 35.4% 100.0% Total 399 59,059 100.0% $ 406,174 100.0% Weighted average remaining lease term (in years) 7.7 8.6 Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands) As of March 31, 2022 309 Dulty's Lane Burlington, NJ 633,836 Square Feet

30Supplemental Q1 2022 FFO and Normalized FFO Attributable to Common Shareholders: We calculate funds from operations, or FFO, attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 20. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of real estate, equity in earnings of an unconsolidated joint venture and realized and unrealized gain on equity securities, plus real estate depreciation and amortization of consolidated properties and its proportionate share of FFO of unconsolidated joint venture properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 20 including similar adjustments for our unconsolidated joint venture, if any, and exclude acquisition and transaction costs expensed under GAAP. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and our dividend yield compared to the dividend yields of other industrial REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI, same property NOI, Cash Basis NOI and same property Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on pages 17 and 18. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. Non-GAAP Financial Measures and Certain Definitions EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 19. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including our proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding gains and losses on the sale of real estate, equity in earnings of an unconsolidated joint venture, loss on impairment of real estate assets, if any, realized and unrealized gain on equity securities, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 19 . Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. RETURN TO TABLE OF CONTENTS

31Supplemental Q1 2022 Non-GAAP Financial Measures and Certain Definitions (Cont.) Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of our common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual rents, as of March 31, 2022, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Building improvements - Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. Development, redevelopment and other activities - Development, redevelopment and other activities generally include capital expenditures projects that (i) reposition a property or (ii) result in new sources of revenue. Gross book value of real estate assets - Gross book value of real estate assets is real estate assets at cost, plus certain acquisition related costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Leased square feet - Leased square feet is pursuant to existing leases as of March 31, 2022, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any. Leasing costs - Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Net debt - Net debt is total debt less cash. Percent change in GAAP rent - Percent change in GAAP rent is the percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. Same space represents the same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). Same property - For the three months ended March 31, 2022 and 2021, same property NOI and Cash Basis NOI are based on properties that we owned as of March 31, 2022 and that we owned continuously since January 1, 2021, excluding properties owned by an unconsolidated joint venture. Tenant improvements - Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets - Total gross assets is total assets plus accumulated depreciation. Total market capitalization - Total market capitalization is total debt plus the market value of our common shares at the end of the applicable period. RETURN TO TABLE OF CONTENTS

32Supplemental Q1 2022 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS